SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                               January 23, 2002
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               Date of report (Date of earliest event reported)


                           Willow Grove Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


United States of America             000-25191                  23-2986192
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania                  19002
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(Address of principal executive offices)                           (Zip Code)


                                (215) 646-5405
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)






Item 5.   Other Events

     The Company's press release, dated January 23, 2002, announcing second quarter results, declaration of a dividend and application for a thirteenth banking office is attached to this Current Report on Form 8-K as Exhibit 99.1. This press release is incorporated in this Item 5 by reference to Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index























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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WILLOW GROVE BANCORP, INC.



Date: January 28, 2002              By:  /s/ Frederick A. Marcell, Jr.
                                         -----------------------------
                                         Frederick A. Marcell, Jr.
                                         President and Chief Executive Officer




























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                                EXHIBIT INDEX




Exhibit Number                                  Description
- --------------                                  -----------

99.1                               Press Release dated January 23, 2002































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